Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (“GMF” or the “Company”) and BMO Capital Markets Corp., BMO Nesbitt Burns Inc., RBC Capital Markets, LLC., Scotia Capital (USA) Inc. Scotia Capital Inc., CIBC World Markets Inc., CIBC World Markets Corp., and RBC Dominion Securities Inc. (collectively, the “Agents” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of automobile leases in connection with the proposed offering of GMF Canada Leasing Trust, Series 2017-1 (the “Transaction”).

The Company is responsible for the information provided to us, including the information set forth in the Statistical Lease File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 12, 2017, representatives of the Company provided us with a computer-generated automobile lease data file and related record layout containing data, as represented to us by the Company, as of the close of business August 31, 2017, with respect to 14,351 automobile leases (the “Initial Statistical Lease File”). At your instruction, we randomly selected 200 automobile lease contracts (the “Sample Contracts”) from the Initial Statistical Lease File.

Additionally, on September 19, 2017, representatives of the Company provided us with a supplemental data file containing the vehicle identification number for each of the Sample Contracts (the “VIN Data File”). We were instructed to append the Initial Statistical Loan File with the information set forth on the VIN Data File. The Initial Statistical Lease File, as adjusted, is hereinafter referred to as the “Statistical Lease File.”

We performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Lease File and indicated below.

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Characteristics

1. Vehicle identification number (“VIN”) 2. Maturity date 3. Original term to maturity 4. Base rent payment 5. Model type (new/used) 6. Vehicle make 7. Vehicle model 8. Vehicle year	9. Province 10. Contract residual 11. Contract date 12. Lease commencement date 13. Bureau score 14. APR 15. Remaining term to maturity

We compared Characteristic 1. to the corresponding information set forth on or derived from the “Lease Agreement,” Personal Property Security Act (PPSA) Document (the “Vehicle Ownership Documentation”) and to the Company’s “Lease System.”

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the Lease Agreement and Lease System.

We compared Characteristic 11. to the corresponding information set forth on or derived from the Lease Agreement.

We compared Characteristics 12. through 15. to the corresponding information set forth on or derived from the Lease System.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 2. and 11., differences of one day are deemed to be in agreement;

•

with respect to our comparison of Characteristic 5., a model type of “demo,” as set forth on the Lease Agreement or Lease System, will be deemed to be in agreement with “new,” as set forth on the Statistical Lease File;

•	with respect to our comparison of Characteristic 14., differences of 0.01% or less are deemed to be in agreement; and

•	with respect to our comparison of Characteristic 15., differences of one month or less are deemed to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or noted the following:

•	Vehicle Ownership Documentation (as defined above);

•	the security interest of the GM Financial Canada Leasing, Ltd. (or d/b/a) is indicated on a Vehicle Ownership Documentation;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Lease System; and

•

an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile lease documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Lease File were found to be in agreement with the above mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile lease contracts underlying the Statistical Lease File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 29, 2017